UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2011

CYS Investments, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-33740	20-4072657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

890 Winter Street, Suite 200

Waltham, Massachusetts 02451

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 639-0440

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On October 31, 2011, CYS Investments, Inc. (“CYS”) announced that it is a party to several trade agreements with affiliates of MF Global Holdings, Ltd., consisting of a Master Repurchase Agreement (the “MRA”), Master Securities Forward Transaction Agreement (the (“MSFTA”), and an ISDA. From time to time under the MRA, CYS entered into transactions to borrow money. As of October 28, 2011, CYS had no outstanding borrowings under the MRA, no open transactions under the MRA, the MSFTA, or ISDA, and no amount at risk with MF Global.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYS INVESTMENTS, INC.

Dated: October 31, 2011	BY:	/s/ THOMAS A. ROSENBLOOM
Thomas A. Rosenbloom
Secretary

3